Exhibit 10.4

Summary of Stock Option Grants and Restricted Stock Awards made to Executives and Director in September 3, 2004 through November 5, 2004.

1. Stock Option Awards

The following stock option grants were made from the stock plan referenced below using the Company’s standard form of stock option agreement for U.S. based recipients, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10Q filed on May 12, 2004.

Participant	Grant Date	Options	Stock Plan	Vesting Schedule
Peterschmidt, David C.	11/2/2004	500,000	1996 Stock Option Plan	25% vest on 11/2/05 and 1/48th of the shares vest monthly beginning on 12/2/05

Kennedy, Kevin J.	9/3/04	8,000	1996 Stock Option Plan	48 months commencing on 7/15/04

Peters, Steve	10/4/04	200,000	1996 Stock Option Plan	36 months commencing on 9/30/04

Snyder, Allen E.	10/4/04	200,000	1996 Stock Option Plan	36 months commencing on 9/30/04

2. Restricted Stock Awards

The following restricted stock awards were made from the stock plan referenced below using the Company’s standard form of restricted stock bonus agreement, which was filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed on September 30, 2002.

Participant	Grant Date	Restricted Shares	Stock Plan	Vesting Schedule
Peterschmidt, David C.	11/2/2004	250,000	2001 Stock Compensation Plan	62,500 shares will vest on the first four anniversaries after November 2, 2004.

Peters, Steve	10/4/04	160,000	2001 Stock Compensation Plan	40,000 shares will vest on the first four anniversaries after August 30, 2004.

Snyder, Allen E.	10/4/04	160,000	2001 Stock Compensation Plan	40,000 shares will vest on the first four anniversaries after August 30, 2004.